UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23575

                                     KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

            30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

                                 New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange

Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

KKR Real Estate Select Trust Inc.

Semi-Annual Report

June 30, 2022 (Unaudited)

Real Estate Select Trust Inc.	June 30, 2022

KKR Real Estate Select Trust Inc. (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-844-8655; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S DIRECTORS

The Fund’s Statement of Additional Information includes information about the Fund’s Directors and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

Dear KREST Investors,

Thank you for your support of KKR Real Estate Select Trust Inc. (“KREST” or the “Fund”). During the first half of 2022, the Fund achieved several milestones, including reaching $1 billion in net asset value (“NAV”) in March 2022 within the first eight months of accepting third-party subscriptions, making it one of the fastest growing non-traded real estate investment trusts (“REIT”) to date. We also marked the Fund’s first anniversary of launching in May. Neither would have been possible without the tremendous support of shareholders and the positive reception we continue to observe to KREST’s differentiated structure and investment strategy.

KREST continued to build upon its attractive track record to deliver a net total return of 11.6%ii while generating a 4.9% annualized net distribution rateiii (Class I). The Fund scaled to $1.3 billion of NAV, well-diversified across its three complementary investment strategies - stabilized real estate, prime single tenant and real estate credit - as well as domestic and international markets in the first half of 2022. The Fund’s top quartile performance through the first half of 2022 is the result of this diversification within the portfolio as well as our continued focus on exposures to high-quality assets and markets with supportive fundamentals and attractive thematic drivers of long-term growth potential. Furthermore, we believe the Fund’s balanced and diversified portfolio of high-quality, income-oriented commercial real estate equity and credit continues to position it well to perform in the current market environment.

Key Highlights

Attractive Performance[i]

11.6%

YTD Net Total Returnii

(Class I)

4.9%

Net Distribution Rateiii

(Class I)

21.8%

Annualized Net Total Return

Since Inceptioniv

(Class I)

Robust Portfolio

$1.3B

Net Asset Value

37

Individual Property

Investments

KREST’s objective is to provide investors with access to the potential benefits of income-oriented real estate equity and credit in a single fund. KREST utilizes its three complementary strategy pillars to create a well-balanced portfolio that seeks to provide access to tax-advantaged income, growth potential, downside protection and inflation hedging. KREST’s innovative structure as a 1940 Act REIT also is intended to offer attractive structural features such as a daily NAV and ticker, daily subscriptions, an incentive fee structure based on income only, reduced barriers to ownership, 1099 tax reporting, and quarterly liquidity. In addition, KKR’s meaningful investment in the Fund, which stands at $198 million as of June 30, 2022, creates a strong alignment of interest with investors.

As we reflect on the first half of 2022, we saw the advantage of many of these objectives materialize as KREST’s breadth of strategies and balanced portfolio construction allowed it to quickly pivot its focus towards the most attractive investment opportunities as market conditions evolved.

As inflation accelerated and the prospect of meaningful increases in interest rates materialized, the Fund leaned into floating rate real estate credit exposures, increasing the Fund’s exposure to real estate credit from 8% at year-end 2021 to 25% as of June 30, 2022. The new positions added are backed by high-quality real estate with high yields, floating rate pricing, offering a level of protection against rising rates and inflation, and downside protection in the form of structural seniority at attractive risk-adjusted pricing. KREST’s real estate credit strategy also includes a modest allocation to securities, cash and other short-term investments, held primarily for liquidity management purposes, which we expect will help support KREST’s share repurchase plan over time.v

KREST’s prime single tenant strategy delivered a highly visible and growing yield through these market conditions, given the combination of long-term leases to large investment grade tenants, low fixed-rate debt, and long-term leases with rent escalators. The long-term inflation protection benefit derived from the strategy’s fundamental exposure to well-located trophy real estate has also proved valuable through this period.

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	1

Finally, we have continued to diversify sector exposure within the Stabilized Real Estate allocation, increasing KREST’s exposure to residential real estate. As of June 30, 2022, KREST’s residential portfolio now consists of more than 1,700 units across markets with diversified economic drivers, supportive fundamentals, and attractive long-term growth prospects.

The current capital market and macroeconomic conditions reflect a distinct shift compared to 2021. KKR’s global macro and asset allocation teams have highlighted that recent market volatility reflects global central banks’ tightening, resulting in slowing economies that continue to wrestle with uneven supply chains, heightened geopolitical risks, and sticky inflation. While we believe commercial real estate is positioned to outperform other asset classes through a higher inflation and higher rate environment, it is not immune from ongoing volatility, especially over the short term. After a record year for asset appreciation in 2021, real estate equity markets have adjusted in 2022 to reflect higher financing costs, the expectation of lower growth rates, and increased risk premiums. Conversely, lenders have benefitted from the increase in spreads and higher base rates. These changes in market conditions and sentiment accelerated during the second quarter, resulting in an environment with lower transaction volumes and reduced visibility with respect to the near term outlook for property values.

Notwithstanding, fundamentals remain robust across most property types, and investors remain focused on cash-flowing, inflation-protected assets in light of the macroeconomic backdrop. We remain opportunistic about the global real estate opportunity set across equity and credit markets. While the bar for investing is incrementally higher, we believe high-quality, well-located assets benefitting from secular tailwinds are well-positioned.

We are incredibly proud of how KREST’s portfolio exemplifies the “One-KKR” approach that we believe provides KREST with a differentiated angle to source, underwrite and manage investments by leveraging the shared relationships, resources and thematic convictions of the KKR Real Estate Group and KKR as a whole, across investment businesses and KKR’s leading global macro team. We will continue to tactically leverage our integrated real estate debt and equity teams and KKR’s one-firm approach to scale KREST’s portfolio in high-quality assets. We believe that this will be particularly impactful as we look to navigate the current market environment.

We appreciate your continued trust and are excited to build upon KREST’s results as we expand our portfolio and seek to deliver high-quality and resilient tax-efficient income to investors.

Sincerely,

Ralph Rosenberg	Billy Butcher	Michael Whyte
Chairman of the Board	Chief Executive Officer & President	Chief Operating Officer

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	2

Portfolio Snapshot

Property Sectorvi,vii	Geographyvi	Investment Strategy

All figures as of June 30, 2022 based on market value. Percentages may not sum to 100% due to rounding

Select Investments

Stabilized Real Estate	Stabilized Real Estate	Real Estate Credit

Residential - Main Line Multi 4-Pack	Industrial - S. 500 Whitestown	American Copper HRR

Philadelphia, PA	Indianapolis, IN	New York, NY

●  Portfolio of four Class-A multifamily assets totaling 243 units with an average vintage of 2019

●  Assets are located in the Philadelphia, PA metropolitan service area (“MSA”) in a top national school district with access to major employment centers

	● 465k SF, 100%-leased asset located in the Indianapolis, IN industrial market ● State-of-the-art property is 100%- leased to two high quality 3PL tenants	● Investments in two classes of a floating-rate “Single Asset Single Borrower” (“SASB”) CMBS loan ● Secured by a pair of highly amenitized, 2018-vintage luxury multifamily towers in Manhattan

NOTES

All figures are approximate and as of June 30, 2022, unless otherwise indicated. The terms “we”, “us” and “our” refer to KREST with reference to portfolio and performance data. In all other instances, including with respect to current and forward-looking views and opinions of the market and KREST’s portfolio and performance positioning, as well as the experience of KREST’s management team, these terms refer to KREST’s adviser, KKR Registered Advisor LLC, which is part of the real estate group of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a leading global investment firm.

Certain information contained in this material constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	3

“estimates,” “anticipates”, “confident,” “conviction” or the negative versions of these words or other comparable words thereof. These may include KREST’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions, statements regarding future performance, and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. KREST believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or KREST’s prospectus and other filings). Except as otherwise required by federal securities laws, KREST undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

i Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted. Fund performance does not reflect the impact of any Fund borrowings.

ii YTD net return for Class U is 11.15% (no sales load) and 8.91% (with sales load). YTD net return for Class D is 5.77% and reflects inception through June 30, 2022. Class D inception date is March 4, 2022.

iii Net Distribution Rate reflects the annualized monthly dividend for June 2022 divided by the month-end NAV for the respective share class. KREST intends to make distributions necessary to maintain its qualification as a real estate investment trust. However, there is no assurance that we will pay distributions in any particular amount, if at all. Any distributions we make will be at the discretion of our board of directors. KREST may pay distributions from sources other than cash flow from operations, including without limitations, the sale of assets, borrowings, return of capital or offering proceeds. For the six months ended June 30, 2022, 100% of KREST’s distributions were funded through earnings. This statement is not an indication of the tax treatment of any KREST distributions. Stockholders will be informed of the tax characteristics of any distributions after the close of KREST’s fiscal year. As of June 30, 2022, the Class I net distribution rate is 4.86%, the Class U net distribution rate is 4.00%, and the Class D net distribution rate is 4.78%.

iv ITD Net Return reflects performance since inception through date indicated. Class I inception date is July 2, 2020; Class U inception date is June 30, 2021; Class D inception date is March 4, 2022.

v KREST may invest up to 20% of assets in securities, cash, cash-equivalents and other short-term investments. KREST expects, but is not obligated, to provide liquidity through tender offers, conducted quarterly, generally with a 5% of NAV cap on repurchases for any given period, at the Board’s sole discretion. KREST began conducting quarterly tender offers in January 2022. There may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by KREST at all.

vi Excludes real estate credit and equity investment deposits.

vii “Residential” includes multifamily and other types of rental housing such as single family rental properties. As of June 30, 2022, KREST’s allocation to multifamily and single family rental properties are 8% and 13%, respectively.

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	4

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Schedule of Investments (Unaudited)

		Value
Real Estate Equity(a),(b) —73.8%
Industrial - AIP-PMR 3-Pack (Cost — $59,330,151)		$116,636,888
Industrial - Almaville Rd (Cost — $7,415,076)		10,340,757
Industrial - Charleston (Cost — $38,651,298)		44,306,172
Industrial - Lakemont Blvd (Cost — $8,512,375)		8,816,438
Industrial - Lambert Farms (Cost — $36,427,355)		51,923,870
Industrial - MB Parts Korea DC (Cost — $41,876,424)		40,910,062
Industrial - Rickenbacker Logistics Park (Cost — $46,471,665)		50,541,637
Industrial - S. 500 Whitestown (Cost — $14,261,090)		12,438,256
Industrial - Veterans Point (Cost — $56,007,800)		65,243,262
Medical Office - Southeastern Portfolio I (Cost — $65,318,672)		69,949,181
Prime ST - 300 Pine (Cost — $79,953,661)		85,575,235
Prime ST - First Republic Center (Cost — $25,864,825)		28,497,409
Prime ST - HQ @ First (Cost — $142,562,261)		173,533,989
Residential - 80 Dekalb (Cost — $10,761,500)		10,761,500
Residential - Main Line 4-Pack (Cost — $43,253,035)		45,142,701
Residential - National Portfolio 1a (Cost — $4,547,299)		4,732,134
Residential - National Portfolio 1b (Cost — $125,000,000)		121,220,855
Residential - Presidential City (Cost — $8,057,500)		8,057,500
Residential - The Beach House Apartments (Cost — $24,070,807)		36,886,632

Total Real Estate Equity (Cost — $838,342,794)		985,514,478

	Principal Amount
Real Estate Debt — 24.7%
Investments in Real Estate Loans(a) —4.9%
Chicago NEMA, 9.290% (US LIBOR + 8.100%), 8/26/2026 (c) (Cost — $64,406,361)	$ 65,000,000	64,571,225

Total Investments in Real Estate Loans (Cost — $64,406,361)		64,571,225

Real Estate Securities —19.8%
Commercial Mortgage-backed Securities —19.8%
BX Commercial Mortgage Trust 2021-XL2 J, 5.214% (US LIBOR + 3.890%), 10/15/2038 (c)(d) (Cost — $18,582,861)	18,669,241	17,010,866
BXSC Commercial Mortgage Trust 2022-WSS G, 7.604% (SOFR + 6.325%), 3/15/2035 (c)(d) (Cost — $74,455,289)	75,000,000	71,297,130
Credit Suisse Mortgage Trust 2022-MARK D, 6.221% (SOFR + 4.942%), 6/15/2039 (c)(d) (Cost — $6,583,504)	6,600,000	6,583,500
JP Morgan Chase Commercial Mortgage Securities Trust 2022-ACB G, 6.279% (SOFR + 5.500%), 3/15/2039 (c)(d) (Cost — $22,783,304)	22,839,000	21,795,251
JP Morgan Chase Commercial Mortgage Securities Trust 2022-ACBI HRR, 7.779% (SOFR + 7.000%), 3/15/2039 (a)(c) (Cost — $30,498,368)	30,573,000	28,989,158
JP Morgan Chase Commercial Mortgage Securities Trust 2022-OPO F, 6.919%, 1/5/2039 (c)(d) (Cost — $39,994,962)	39,995,000	35,377,593
LAQ Mortgage Trust 2022-LAQ G, 8.654% (SOFR + 7.320%), 3/15/2039 (c)(d) (Cost — $64,904,985)	64,984,582	63,293,820
LUXE Trust 2021-MLBH G, 5.075% (US LIBOR + 3.750%), 11/15/2038 (c)(d) (Cost — $10,000,000)	10,000,000	9,363,146
OPG Trust 2021-PORT J, 4.670% (US LIBOR + 3.346%), 10/15/2036 (c)(d) (Cost — $11,972,341)	12,000,000	11,022,907

Total Commercial Mortgage-backed Securities (Cost — $279,775,614)		264,733,371

Total Real Estate Debt (Cost — $344,181,975)		329,304,596

Total Investments — 98.5% (Cost — $1,182,524,769)		1,314,819,074

Other Assets in Excess of Liabilities — 1.5%		19,802,360

Total Net Assets Applicable to Common Stockholders — 100.0%		$1,334,621,434

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

(a)	Level 3 assets (Note 3).

(b)

Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures ranges from 50% to 99.5% of the venture. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)	Variable rate investments. Coupon rate, reference index and spread shown at June 30, 2022.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2022 these securities amounted to $235,744,213 or 17.7% of net assets.

At June 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	29,183,078	KRW	34,377,666,350	SCB	12/07/2026	$ 2,040,231

Abbreviations:

LIBOR	-	London Interbank Offered Rate

KRW	-	Korean Won

SCB	-	Standard Chartered Bank

SOFR	-	Secured Overnight Financing Rate

USD	-	United States Dollar

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets
Investments, at fair value (cost $1,182,524,769)	$1,314,819,074
Cash	19,543,537
Foreign Currency, at value (cost $2,230)	2,164
Deferred financing cost	3,048,182
Dividend and interest receivable	1,366,666
Due from Adviser	950,569
Forward foreign currency contracts	2,040,231
Prepaid expenses	359,597
Receivable for Fund shares sold	60,925,250

Total Assets	$1,403,055,270

Liabilities
Revolving credit facility	$64,000,000
Distributions payable to Common Stockholders	2,938,909
Distribution and servicing fees payable	594,963
Administration and custody fees payable	359,348
Organizational costs payable	225,939
Legal fees payable	90,131
Directors’ fees payable	54,662
Interest payable	54,340
Audit and tax fees payable	18,179
Other accrued expenses	97,365

Total Liabilities	$68,433,836

Net Assets Applicable to Common Stockholders	$1,334,621,434

Net Assets Applicable to Common Stockholders:
Capital stock, $0.001 par value	$41,568
Paid-in capital ($0.001 par value, 500 million shares authorized)	1,170,302,937
Total distributable earnings (loss)	164,276,929

Total Net Assets Applicable to Common Stockholders	$1,334,621,434

Net Assets:
Class I : Net Asset Value per share ($435,556,395 / 13,565,572 shares outstanding)	$32.11

Class U : Net Asset Value per share ($898,681,913 / 27,990,573 shares outstanding)	$32.11

Class D : Net Asset Value per share ($383,126 / 11,935 shares outstanding)	$32.10

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2022

Investment Income
Dividend income (net of foreign taxes withheld $176,336)	$21,588,216
Interest income	8,765,047

Total Investment Income	30,353,263

Expenses
Advisory fees	6,175,075
Interest expense	3,693,226
Legal fees	601,361
Administration and custody fees	605,425
Directors’ fees	188,439
Audit and tax fees	200,740
Transfer agent fees	180,763
Insurance	148,768
Deferred offering costs	729,345
Distribution and servicing fees
Class U	2,598,935
Class D	222
Incentive fees	2,364,674
Other expenses	451,140

Total expenses	17,938,113

Less: Fees waived by the Adviser	(3,087,537)
Less: Expenses reimbursed by the Adviser	(547,767)

Net Expenses	14,302,809

Net Investment Income	16,050,454

Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss From:
Foreign currency transactions	(2,535)

Net Realized Loss	(2,535)

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	76,579,040
Forward foreign currency contracts	1,821,487
Foreign currency transactions	501

Change in Net Unrealized Appreciation	78,401,028

Net Realized and Unrealized Gain on Investments	78,398,493

Increase in Net Assets Applicable to Common Stockholders from operations	$94,448,947

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Operations:
Net Investment Income	$16,050,454	$12,881,995
Net realized loss	(2,535)	(171,028)
Change in net unrealized appreciation	78,401,028	53,819,073
Distributions from net income paid to Series A Cumulative Preferred Stockholders	—	(25,707)

Increase in Net Assets Applicable to Common Stockholders from Operations	94,448,947	66,504,333

Distributions to Common Stockholders From:
Return of capital	(21,863,568)	(26,174,061)

Decrease in Net Assets from Distributions to Common Stockholders	(21,863,568)	(26,174,061)

Fund Share Transactions
Net proceeds from sale of shares	555,890,805	579,108,424
Reinvestment of distributions	6,654,589	2,411,168
Cost of shares repurchased through tender offer	(11,222,369)	—

Increase in Net Assets from Fund Share Transactions	551,323,025	581,519,592

Increase in Net Assets Applicable to Common Stockholders	623,908,404	621,849,864

Net Assets Applicable to Common Stockholders:
Beginning of period	710,713,030	88,863,166
End of period	$1,334,621,434	$710,713,030

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2022

Cash Flows from Operating Activities:(1)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$94,448,947
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of real estate investments and portfolio securities	(457,898,972)
Proceeds from disposition of real estate investments and portfolio securities	13,027,099
Net accretion and amortization of discount/premium on investment securities	(82,061)
(Increase) decrease in dividends and interest receivable	(951,139)
(Increase) decrease in receivable due from Adviser	5,115,261
(Increase) decrease in receivable for deferred offering costs	724,345
(Increase) decrease in receivable for deferred financing costs	751,277
(Increase) decrease in prepaid expenses	(29,712)
Increase (decrease) in payable due to Adviser	(5,022,040)
Increase (decrease) in administration and custody fees payable	218,853
Increase (decrease) in incentive fee payable	(1,060,875)
Increase (decrease) in director’s fees payable	(31,835)
Increase (decrease) in legal fees payable	(248,715)
Increase (decrease) in interest payable	(165,520)
Increase (decrease) in audit and tax fees payable	(303,121)
Increase (decrease) in offering costs payable	(249,912)
Increase (decrease) in distribution and servicing fees	401,696
Increase (decrease) in other expenses payable	(159,954)
Change in net unrealized (appreciation) depreciation on investments	(76,579,040)
Change in net unrealized (appreciation) depreciation on forward foreign currency contract	(1,821,487)

Net cash and foreign currency provided by (used in) operating activities	(429,916,905)

Cash Flows from Financing Activities
Proceeds from revolving credit facility	412,500,000
Repayment of revolving credit facility	(545,500,000)
Proceeds from sale of common stock	595,448,630
Payment of dividends and distributions to common stockholders	(14,248,750)
Payment of shares repurchased through tender offer	(11,222,369)

Net cash and foreign currency provided by (used in) financing activities	436,977,511

Net Increase (Decrease) in Cash and Foreign Currency	7,060,606

Cash and Foreign Currency:
Beginning of period	12,485,095

End of period	$19,545,701

(1) Interest expense paid by the Fund was $2,800,406.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Financial Highlights

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Period from July 2, 2020(1) to December 31, 2020
Class I Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$29.49	$26.32	$25.00

Income from operations:
Net investment income	0.58	1.37	0.35
Net realized and unrealized gain	2.82	5.09	0.97

Total income from operations	3.40	6.46	1.32
Less distributions:	(0.78)	(3.29)(3)	–

Net asset value, end of period	$32.11	$29.49	$26.32

Total return(4)	11.60%	26.06%	5.29%
Ratio to average net assets
Expenses, before waivers(5)	3.15%	4.09%	8.35%
Expenses, after waivers(5)	2.39%	1.67%	0.50%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(5)	0.50%	0.50%	0.50%
Net investment income(5)	3.75%	4.91%	3.97%
Supplemental data
Net assets, end of period	$435,556,395	$340,122,563	$88,863,166
Portfolio turnover rate(6)	1.16%	32.00%	0.77%

(1)	Class I Shares commenced operations on July 2, 2020.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Financial Highlights

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Period from July 1, 2021(1) to December 31, 2021
Class U Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$29.49	$26.71

Income from operations:
Net investment income	0.46	0.54
Net realized and unrealized gain	2.80	2.90

Total income from operations	3.26	3.44
Less distributions:	(0.64)	(0.66)(3)

Net asset value, end of period	$32.11	$29.49

Total return(4)	11.13%	13.03%
Ratio to average net assets
Expenses, before waivers(5)	3.93%	5.10%
Expenses, after waivers(5)	3.21%	2.32%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(5)	0.50%	0.50%
Net investment income(5)	2.94%	3.77%
Supplemental data
Net assets, end of period	$898,681,913	$370,590,467
Portfolio turnover rate(6)	1.16%	32.00%

(1)	Class U Shares commenced operations on July 1, 2021.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Consolidated Financial Highlights
For the Period from March 4, 2022(1) to June 30, 2022 (Unaudited)
Class D Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$30.80

Income from operations:
Net investment income	0.37
Net realized and unrealized gain	1.41

Total income from operations	1.78
Less distributions(3):	(0.48)

Net asset value, end of period	$32.10

Total return(4)	5.77%
Ratio to average net assets
Expenses, before waivers(5)	3.14%
Expenses, after waivers(5)	2.50%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(5)	0.50%
Net investment income(5)	3.64%
Supplemental data
Net assets, end of period	$383,126
Portfolio turnover rate(6)	1.16%

(1)	Class D Shares commenced operations on March 4, 2022.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Notes to Consolidated Financial Statements (Unaudited)

1. Organization

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that intends to continuously offer its shares of common stock. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s Board of Directors (the “Board”) authorized 500 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of real estate, including in the form of property investments and real estate-related debt interests and to a lesser extent in traded real estate-related securities.

KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund entered into an investment advisory agreement (the “Advisory Agreement”) with KKR Registered Advisor LLC on May 18, 2021, following Board approval on July 29, 2020.

As of June 30, 2022, the Fund had 13,565,572 shares of Class I Shares, 27,990,573 shares of Class U Shares and 11,935 shares of Class D Shares outstanding. As of June 30, 2022 and December 31, 2021, respectively, an affiliate of the Adviser owned 6,162,934 shares and 5,991,283 shares of Class I Shares.

2. Summary of Significant Accounting Policies

Basis of Presentation — The Fund is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies (“ASC 946”). The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in ASC 946, and are stated in United States (“U.S.”) dollars. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. These financial statements are consolidated financial statements of the Fund and its wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

Valuation of Investments — The Board of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility for ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser, subject to the Board’s oversight.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Real Estate Select Trust Inc.	June 30, 2022

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Adviser

The Board, including a majority of independent directors, has appointed an independent valuation adviser (“Independent Valuation Adviser”) to provide valuation services to the Fund. The Independent Valuation Adviser, subject to the oversight of the Adviser and the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties (including investments held through unconsolidated subsidiaries) and providing valuations and appraisals of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market quotations.

Private commercial real estate

The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense

Real Estate Select Trust Inc.	June 30, 2022

events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date.

Each asset is appraised by a third-party appraiser other than the Independent Valuation Adviser at least once per year and is valued by the Independent Valuation Adviser the remaining months of the year.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.

Share Class Accounting — The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or foreign cash is presented in the Consolidated Statement of Cash Flows. Cash and foreign cash includes cash and foreign cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months ended June 30, 2022, the Fund had no restricted cash presented on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Income from Underlying Investments — Distributions made to the Fund by the underlying investments in which the Fund invests may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the underlying investment into the following categories: dividend income, long-term capital gains, and return of capital.

Financing costs — Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. For the six months ended June 30, 2022, the amortization of deferred financing costs totaled $1,058,340.

Organization and Offering Costs — Organization costs are expensed as incurred. Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs will be reimbursed by the Adviser, subject to potential recoupment as described in Note 6.

Offering costs include registration fees and legal fees regarding the preparation of the Fund’s initial registration statement. Offering costs were deferred until an offering to third party stockholders occurred and are amortized straight line over a 12 month period from May 2021. The total amount of the offering costs incurred by the Fund was $729,345 for the six months ended June 30, 2022.

Real Estate Select Trust Inc.	June 30, 2022

Distributions to stockholders — Distributions from net investment income of the Fund, if any, are paid on a monthly basis. Distributions to stockholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is comprised of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Stockholders will be informed of the tax characteristics of the distributions after the close of the 2022 fiscal year.

Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to stockholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Other Information — The Fund believes the estimates and assumptions underlying these consolidated financial statements are reasonable and supportable based on the information available as of June 30, 2022; however, uncertainty over the ultimate impact COVID will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of June 30, 2022 inherently less certain than they would be absent the current and potential impacts of COVID. Actual results may ultimately differ materially from those estimates.

Certain events particular to each real estate market in which the Fund’s existing investments conduct their operations, as well as general economic, political, and geographic conditions, may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Fund’s control and cannot be predicted with certainty.

Commercial mortgage-backed securities

Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Real Estate loans

The Fund currently holds a mezzanine loan. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by

Real Estate Select Trust Inc.	June 30, 2022

intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

3. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2022, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Assets
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total
Investments:†
Investments in Private Real Estate Equity	$—	$—	$985,514,478	$985,514,478
Investments in Real Estate Loans	—	—	64,571,225	64,571,225
Commercial Mortgage-backed Securities	—	235,744,213	28,989,158	264,733,371

Total Investments	$—	$235,744,213	$1,079,074,861	$1,314,819,074

Derivatives:

Forward Foreign Currency Contracts	$—	$2,040,231	$—	$2,040,231

† See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Private Real Estate Equity	Investments in Real Estate Loans	Commercial Mortgage- backed securities	Total

Balance as of December 31, 2021	$686,488,913	$65,000,000	$–	$751,488,913
Purchases	217,260,576	–	30,496,568	247,757,144
Sales	(10,262,008)	–	–	(10,262,008)
Accrued premiums/(discounts)	–	52,164	1,800	53,964
Net change in unrealized appreciation/ (depreciation)	92,026,997	(480,939)	(1,509,210)	90,036,848

Balance as of June 30, 2022	$985,514,478	$64,571,225	$28,989,158	$1,079,074,861

Net change in unrealized appreciation/ (depreciation) on investments held at June 30, 2022	$92,026,997	$(480,939)	$(1,509,210)	$90,036,848

Real Estate Select Trust Inc.	June 30, 2022

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Input(s)	Range of Values	Impact to Valuation from an Increase in Input
Investments in Private Real Estate Equity:	$985,514,478	Discounted Cash Flow	Discount Rate	5.10%-6.50%	Decrease
			Exit Capitalization Rate	3.25%-5.63%	Decrease

Investments in Real Estate Loans	$64,571,225	Yield Method	Credit Spread	8.10%	Decrease
Commercial Mortgage-backed Securities	$28,989,158	Yield Method	Credit Spread	10.35%	Decrease

4. Investments

Below is a summary of the latest available financial information for the Fund’s unconsolidated significant subsidiaries as of June 30, 2022. The values below represent a 100% share of the unconsolidated significant subsidiaries, including any portion not owned by the Fund. Each of the Fund’s significant subsidiaries is a real estate operating venture that uses historical cost based accounting whereby real properties are initially capitalized at cost and subject to a depreciation charge over time. As of June 30, 2022, the real estate properties reflected below at a gross carrying value of $2,883,129,024 on such depreciated historical cost basis were deemed to have an equivalent estimated fair value of $3,083,971,402 under the Fund’s valuation procedures.

The Fund values its share of net equity interests in these significant subsidiaries at fair value. At June 30, 2022, the estimated fair value of the Fund’s net equity interest in these significant subsidiaries was $985,514,478.

As of June 30, 2022
Balance Sheet:

Assets:

Real estate properties	$2,883,129,024

Cash	56,062,784

Other assets	172,250,952

Total assets	3,111,442,760

Liabilities and equity:

Financing secured by properties	2,148,023,265

Other liabilities	87,759,665

Total liabilities	2,235,782,930

Equity	875,659,830

Total liabilities and equity	$3,111,442,760

For the six months ended June 30, 2022

Income statement:

Revenue	$79,956,039

Expenses	(85,470,183)

Net income (loss)	$(5,514,144)

Real Estate Select Trust Inc.	June 30, 2022

5. Forward foreign currency contracts

The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2022, the fair value of forward foreign currency contracts was $2,040,231. This is located on the Consolidated Statement of Assets and Liabilities under Forward foreign currency contracts. For the six months ended June 30, 2022, the change in net unrealized appreciation on forward foreign currency contracts was $ 1,821,487. This is located on the Consolidated Statement of Operations under Forward foreign currency contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk. For the six months ended June 30, 2022, the Fund’s average monthly market value of forward foreign currency contracts sold was $28,223,279.

6. Related Party Transactions

Investment Advisory Agreement — The Board approved the Advisory Agreement on July 29, 2020 and the Fund entered into the Advisory Agreement on May 18, 2021. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”) and a quarterly incentive fee at the annual rate of 12.5% of the Fund’s Portfolio Operating Income, as defined below. However, the Adviser voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement for the initial offering of its shares until December 31, 2021. Additionally, the Adviser voluntarily agreed to provide a Management Fee waiver from January 1, 2022 through June 30, 2022, during which time the Adviser will receive a partial Management Fee at an annual rate of 0.625% of the average daily value of the Fund’s net assets. Effective July 1, 2022, the Adviser’s agreements to temporarily waive all or a portion of its Management Fee will terminate and the Adviser will receive a Management Fee at an annual rate of 1.25% of the average daily value of the Fund’s net assets.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income (as defined below) from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment writedowns on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

Under the Advisory Agreement and pursuant to exemptive relief received from the SEC, the Adviser may elect to receive all or a portion of its management and incentive fees in shares of the Fund’s common stock. For more information on the exemptive relief, refer to the Fund’s amended application for exemptive relief (File No. 812-15096-01), filed with the SEC on December 18, 2020.

During the six months ended June 30, 2022, the Adviser earned a Management Fee of $6,175,075 and waived a Management Fee of $3,087,537. During the six months ended June 30, 2022, the Adviser earned an incentive fee of $2,364,674. During the six months ended June 30, 2022, the Fund issued 39,698 shares and 97,440 shares to an affiliate of the Adviser in respect of incentive fees and Management Fees, respectively.

Real Estate Select Trust Inc.	June 30, 2022

Expense Limitation Agreement — The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will waive its monthly Management Fee and/or pay, absorb or reimburse the Fund’s “Specified Expenses” (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed a 0.50% of the average daily value of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the incentive fee, (iii) the servicing fee, (iv) the distribution fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). The Fund has agreed to repay these amounts (“Reimbursement Payment”), when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three year period after the Adviser bears the expense. The Expense Limitation Agreement will be in effect through April 30, 2023, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

As of June 30, 2022, the Adviser agreed to reimburse expenses of $547,767 incurred by the Fund for the six months ended June 30, 2022, pursuant to the Expense Limitation Agreement. The amounts are subject to recoupment within a three year period. Included in the $950,569 recorded as Due from Advisor as of June 30, 2022 is $6,613,597 due from the Advisor related to amounts waived under the Expense Limitation Agreement to date and $5,663,028 due to the Advisor related to amounts paid by the Advisor on behalf of the Fund.

Administrator — KKR Fund Administration LLC (the “Administrator”) serves as the Fund’s administrator and accounting agent. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund bears all costs and expenses of its operations, administration and transactions, including, the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund. For the six months ended June 30, 2022, the Fund incurred $570,713 for these services.

The Bank of New York Mellon serves as sub-administrator to the Fund (the “Sub-Administrator”). Under the Sub-Administration Agreement, the Sub-Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Fund’s shares of common stock, and generally managing the administrative affairs of the Fund. The Bank of New York Mellon also provides real estate administrative services to the Fund.

Distributor — Pursuant to the Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund has adopted a distribution and service plan for Class U shares and Class D shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Fund compensates the Distributor for direct and indirect costs and expenses incurred in connection with shareholder servicing and advertising, marketing and other distribution services in an amount not to exceed 0.85% (0.60% Rule 12b-1 distribution fee and 0.25% shareholder service fee) and 0.25% on an annualized basis of the average daily net assets of the Fund’s Class U shares and Class D shares, respectively. Class I Shares do not incur Distribution or Servicing Fees.

Property Managers – The Fund or its real estate ventures may hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.

AIP - Alpha Industrial Properties (the “AIP Manager”) is an industrial property operating platform owned by another KKR-managed fund. The AIP Manager provides property management and asset management services to the industrial assets owned by the Fund’s unconsolidated subsidiaries for market based compensation on an arms’ length basis. The property management and asset management fees paid to the AIP Manager by the Fund’s unconsolidated subsidiaries totaled $446,533 for the six months ended June 30, 2022.

Real Estate Select Trust Inc.	June 30, 2022

Drawbridge – Drawbridge Realty Management, LLC (“Drawbridge”) is a vertically integrated platform that manages high quality net lease office assets across the United States and provides property management services to the Fund’s unconsolidated subsidiaries for prime single tenant properties on an arms’ length basis. KKR has a majority ownership interest in Drawbridge and Drawbridge is controlled by a board of managers comprised of two KKR members and two non-KKR members. The property management fees paid to Drawbridge by the Fund’s unconsolidated subsidiaries totaled $364,175 for the six months ended June 30, 2022.

MCH - My Community Homes (“MCH”) provides certain management services to permit the institutional ownership of SFR homes which the Fund engages. MCH is a platform owned by another KKR-managed fund that was established to non-exclusively support the accumulation and management SFR homes on behalf of KKR-affiliated accounts, including the Fund’s unconsolidated subsidiaries. MCH does not charge fees to the KKR funds and accounts it manages homes on behalf of, and instead allocates a pro-rata share of its actual costs to those KKR funds and investments. Expenses are allocated between the applicable accounts based on homes under management, homes acquired in a given period, or other reasonable methods. For the six months ended June 30, 2022, expenses allocated to KREST totaled $1,549,790.

Debt Arrangement Fees – The Distributor provided debt arrangement services, including in connection with Fund financings and property level debt placements for certain of the Fund’s real estate ventures, resulting in aggregate fees of $2,063,088 in the six months ended June 30, 2022.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

Please refer to Note 8 – Fund Borrowings for a discussion of the Fund’s line of credit with an affiliate of the Adviser.

7. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended June 30, 2022 were as follows:

Investments
Purchases	$457,898,972
Sales	$13,027,099

8. Fund Borrowings

During December 2021, the Fund entered into a Revolving Credit Facility (the “Credit Agreement”) with Barclays Bank PLC and Wells Fargo Bank N.A. in the amount of $200,000,000. The interest rate on Benchmark Advances under the Credit Agreement is the Secured Overnight Financing Rate (“SOFR”) plus applicable margin of (a) 3.05% for borrowings in U.S. dollars or (b) 3.00% for borrowings in currencies other than U.S dollars and Sterling. The Fund pays a non-usage fee equal to 0.35% per annum on the daily unused portion of the committed line. The Credit Agreement matures on December 15, 2023, subject to extension options. At June 30, 2022, the Fund had borrowings outstanding under the Credit Agreement totaling $64,000,000. The interest rate charged at June 30, 2022 was 4.527%. Under the terms of the Credit Agreement, the Fund is subject to customary affirmative and negative covenants. As of June 30, 2022, the Fund was in compliance with all of its covenants.

The Fund had an unsecured line of credit up to a maximum amount of $200,000,000, which consisted of a $50,000,000 committed unsecured line of credit and a $150,000,000 uncommitted unsecured line of credit with an affiliate of the Adviser. The line of credit bore interest at a fixed rate per annum equal to the Fund’s then-current borrowing rate offered by a third-party provider or, if such rate is not offered, the London Interbank Offered Rate (“LIBOR”) applicable to such loan plus 3.000%. The line of credit matured on July 1, 2022. At June 30, 2022, the Fund had no borrowings outstanding under the unsecured line of credit.

Real Estate Select Trust Inc.	June 30, 2022

With respect to these borrowings, during the six months ended June 30, 2022, the average dollar amount of borrowings on the days that the Fund had a loan outstanding was $144,066,298 at an average interest rate of 3.468%. Interest expense of $3,693,226 connection with these borrowings is included on the Consolidated Statement of Operations.

9. Distributions to Stockholders by class

	Six Months Ended June 30, 2022 (Unaudited)(1)	Year Ended December 31, 2021(2)

Return of Capital:
Class I	$9,383,043	$23,136,346
Class U	12,476,392	3,037,715
Class D	4,133	—

Total	$21,863,568	$26,174,061

(1)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2022 fiscal year.

(2)

Taxed as a return of capital in 2021. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

10.	Capital Stock Transactions

At June 30, 2022 the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Class I
Shares issued	2,325,763	$73,692,663	8,125,433	$223,985,109
Share class exchanges	34,686	1,026,361	—	–
Shares issued on reinvestment	20,624	656,667	30,948	845,906
Shares repurchased through tender offer	(347,881)	(10,328,636)	—	–

Net increase	2,033,192	$65,047,055	8,156,381	$224,831,015

Class U(1)
Shares issued	15,298,214	$481,823,142	12,511,200	$355,123,315
Share class exchanges	(34,686)	(1,026,361)	—	–
Shares issued on reinvestment	189,111	5,995,426	54,481	1,565,262
Shares repurchased through tender offer	(27,747)	(893,733)	—	–

Net increase	15,424,892	$485,898,474	12,565,681	$356,688,577

Class D(2)
Shares issued	11,857	$375,000	—	$–
Shares issued on reinvestment	78	2,496	—	–

Net increase	11,935	$377,496	—	$–

(1)	Class U Shares were seeded on June 30, 2021. Commencement of operations began on July 1, 2021.

(2)	Class D Shares commenced operations on March 4, 2022.

Real Estate Select Trust Inc.	June 30, 2022

11. Tender Offer

On December 17, 2021, the Fund commenced a tender offer for up to 5% of its outstanding shares of common stock (including Class I shares of common stock and Class U shares of common stock) subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expired. The tender offer expired on January 19, 2022. On January 20, 2022, the Fund announced the final results of the tender offer. A total of 347,881 Class I Shares were duly tendered and not withdrawn. The purchase price of properly tendered Shares was $29.69 per share of Class I Shares, the net asset value per Share as of the close of the trading session on the New York Stock Exchange on January 19, 2022.

On March 23, 2022, the Fund commenced a tender offer for up to 5% of its outstanding shares of common stock (including Class I shares of common stock, Class D shares of common stock and Class U shares of common stock) subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expired. The tender offer expired on April 20, 2022. On April 21, 2022, the Fund announced the final results of the tender offer. A total of 27,747 Class U Shares were duly tendered and not withdrawn. The purchase price of properly tendered Shares was $32.21 per share of Class U Shares, the net asset value per Share as of the close of the trading session on the New York Stock Exchange on April 20, 2022.

On June 21, 2022, the Fund commenced a tender offer for up to 5% of its outstanding shares of common stock (including Class I shares of common stock, Class D shares of common stock, Class S shares of common stock and Class U shares of common stock) subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expired. The tender offer expired on July 20, 2022. On July 21, 2022, the Fund announced the final results of the tender offer. A total of 224,726 Class I Shares and 173,746 Class U Shares were duly tendered and not withdrawn. The purchase price of properly tendered Shares was $31.99 per share of Class I Shares and $31.99 per share of Class U Shares, the net asset value per Share as of the close of the trading session on the New York Stock Exchange on July 20, 2022.

12.	Risk Considerations

An investment in the Fund, and the Fund’s investments, will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, among other risks. These risks include, but are not limited to, those described below:

Private Commercial Real Estate Risk — Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations. The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs. The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions. The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Prime Single Tenant Risk — The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in prime single tenant properties

Real Estate Select Trust Inc.	June 30, 2022

may be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results. As a result, such tenants may in the future be, required to suspend operations at the Fund’s properties for what could be an extended period of time. Further, if such tenants default under their leases, the Fund may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or the Fund may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Fund’s operating results.

Liquidity Risk — The Fund is designed primarily for long-term investors and an investment in the Fund’s common stock should be considered illiquid. The common stock is not currently listed for trading on any securities exchange. There is currently no public market for the common stock and none is expected to develop. Although the Fund may offer to repurchase common stock from stockholders, no assurance can be given that these repurchases will occur as contemplated or at all.

Single Family Rental Market Risk — A portion of the Fund’s investment portfolio will consist of interests in private investment vehicles that own or otherwise have interests in single family rental properties that are professionally managed. The Fund may also have direct interests in single family rental properties or debt instruments or preferred equity securities providing exposure to such properties. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non-institutional owners and property managers, many of which may have more specialized market knowledge than the Adviser. Entry into this market by large, well-capitalized investors is a relatively recent trend, so few peer funds or companies exist and none have yet established long-term track records that might assist the Adviser in predicting whether such business model and investment strategy can be implemented and sustained over an extended period of time. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or other events may have an impact on the value of the Fund’s assets or operating results. There may be seasonal fluctuations in rental demand, with demand higher in the spring and summer than in the late fall and winter. Such seasonal fluctuations may impact the Fund’s performance. In addition to general, regional, national and international economic conditions, the Fund’s performance will be impacted by the economic conditions in the markets where the Fund holds single family assets. The Adviser may not be able to select these markets appropriately.

Leverage Risk — The Fund may use leverage in connection with its investments, including through property level leverage at the Fund’s real estate ventures. Leverage may result in greater volatility of the net asset value (“NAV”) of, and distributions on, the common stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of Preferred Stock, if any, are borne entirely by holders of common stock.

Risks Related to the Fund’s REIT Status — The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Investment and Market Risk — An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. Investment in common stock represents an indirect investment in the assets owned by the Fund, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers.

Inflation Risk — The value of assets or income from investments, including rents on long-term leases, will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Additionally, there is a risk that market rents will continue to rise and rents on long-term leases will be locked in at below market rates.

Real Estate Select Trust Inc.	June 30, 2022

Epidemics and Pandemics Risk — Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19 (the “Coronavirus”). In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. The World Health Organization has declared the Coronavirus outbreak a pandemic. The ongoing pandemic has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. The operations of KKR (including those relating to the Fund) have been, and could continue to be, adversely impacted, including through quarantine measures and travel restrictions imposed on KKR personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any of the foregoing events could materially and adversely affect the Fund’s ability to source, manage and divest its investments and its ability to fulfill its investment objectives. Similar consequences could arise with respect to other comparable infectious diseases.

Interest Rate Risk — The Fund’s investments will expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could the Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any development or acquisition more costly. Changes in interest rates may also affect certain of the Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.

LIBOR Risk — The Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on the London Interbank Offered Rate (“LIBOR”), which is the subject of recent national, international and regulatory guidance and proposals for reform. Abandonment of, or modifications to, LIBOR may adversely affect interest expense related to borrowings under the Fund’s credit facilities and real estate-related investments. The Fund’s debt may include floating-rate loans for which the interest rates are tied to LIBOR and real estate-related investments with interest payments based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Any benchmark may perform differently during any phase-out period than in the past. As such, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined, and any changes to benchmark interest rates could increase the Fund’s financing costs or decrease the income the Fund earns on its real estate debt investments, which could impact the Fund’s results of operations, cash flows and the market value of its investments.

Illiquid Investment Risk — Many of the Fund’s investments will be illiquid, including the Fund’s private commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Real Estate Select Trust Inc.	June 30, 2022

Non-U.S. Investment Risk — The Fund may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia and Europe. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

LIBOR Transition Risk — The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates have been phased out as originally intended, a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process, and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

For more information on such risks, refer to the Fund’s prospectus.

13.	Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2021, the tax character of distributions paid by the Fund was $26,174,061 of return of capital.

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

Accumulated net operating loss	$(2,268,509)
Net unrealized appreciation (depreciation)	55,933,441
Other book/tax temporary differences	16,163,050

Total distributable earnings	$69,827,982

Real Estate Select Trust Inc.	June 30, 2022

At June 30, 2022, the federal tax basis, aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal tax basis	$1,136,678,222

Gross unrealized appreciation	$196,103,181
Gross unrealized depreciation	(17,962,329)

Net realized appreciation	$178,140,852

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

14.	Subsequent Event

The Fund has evaluated subsequent events from the date of the consolidated financial statements of June 30, 2022 through August 23, 2022, the date these consolidated financial statements were issued and has determined that there have been no subsequent events that require recognition or disclosure in the consolidated financial statements.

Real Estate Select Trust Inc.	June 30, 2022

Adjusted Funds from Operations and Funds Available for Distribution (Unaudited)

We believe adjusted funds from operations (“AFFO”) is a meaningful non-GAAP supplemental measure of the operating results of the Fund and its investments excluding the impact of certain non-cash items. The Fund defines AFFO as the increase in net assets applicable to common stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) management and incentive fees paid in shares of the Fund and (vi) realized (gain) loss on foreign currency transactions and including undistributed income attributable to the Fund’s unconsolidated subsidiaries.

AFFO should not be considered to be more relevant or accurate than the GAAP methodology in evaluating our operating performance. In addition, AFFO should not be considered as alternatives to net investment income (loss) or increase (decrease) in net assets applicable to common stockholders from operations, or as indications of our performance, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, AFFO is not intended to be used as liquidity measures indicative of cash flow available to fund our cash needs, including our ability to make distributions to our stockholders.

	Active Public Offering (July 1, 2021 to December 31, 2021)	For the period from January 1, 2022 to June 30, 2022

Increase in Net Assets Applicable to Common Stockholders from operations	$55,604,929	$94,448,893

Adjustments to arrive at AFFO:

Change in net unrealized (appreciation) depreciation of investments	(46,426,231)	(78,401,028)

Amortization of premium (accretion of discount) on real estate securities	(2,329)	(29,897)

Amortization of deferred origination fees on real estate loans	(39,197)	(52,164)

Amortization of deferred financing costs	87,996	1,058,340

Non-cash management fees	—	3,087,538

Non-cash incentive fees	1,652,189	2,364,674

Realized (gain) loss on foreign currency transactions	173,934	2,535

Distribution and servicing fees	560,897	2,599,157

Undistributed income attributable to non-consolidated joint ventures	1,649,567	(2,023,053)

AFFO attributable to Common Stockholders	13,261,755	23,054,995

Distributions to Common Stockholders	11,293,100	21,863,514

Distribution and servicing fees	560,897	2,599,157

Total Distributions, distribution and servicing fees	$11,853,997	$24,462,671

For the period from January 1, 2021 through June 30, 2021, an affiliate of the Adviser was the Fund’s sole stockholder. As of July 1, 2021, the Fund commenced subscriptions from unaffiliated shareholders.

Real Estate Select Trust Inc.	June 30, 2022

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of common stock (“Shares”) by DST Asset Manager Solutions, Inc. (the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator via email at kkrcrmteam@dstsystems.com, by telephone at (855) 844-8655 or in writing to DST Asset Manager Solutions, Inc. at KKR Real Estate Select Trust, Inc., PO Box 219302, Kansas City, MO 64121-9302. Stockholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Fund’s board of directors declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Shares Stock or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to DST Asset Manager Solutions, Inc.

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that invest through a financial intermediary should contact their financial intermediary directly.

(b) The notice transmitted to stockholders in reliance on Rule 30e-3 is attached herewith.

An Important Report to Shareholders of

KKR Real Estate Select Trust Inc.

is Now Available Online and In Print by Request

KKR Real Estate Select Trust Inc.

Thank you for being a shareholder. You are encouraged to access and review this important report containing information about the fund, including portfolio holdings and financial statements.

The report is available at:

https://www.krest.reit/literature/

The report is also available by mail or email upon request free of charge. Reports for the prior reporting periods and the fund’s portfolio holdings for its most recent first and third fiscal quarters are also available online and in print by request. Current and future report delivery requests can be submitted at any time using the options described in this notice.

Why am I receiving this notice?

The Securities and Exchange Commission adopted Rule 30e-3 under the Investment Company Act of 1940, which, among other things, allows certain registered investment companies to deliver shareholder reports by making such reports accessible at a website address. You still may elect to receive a paper copy of the current report and/or any future reports by following the instructions to the right. You will not otherwise receive a paper copy of these materials.

To request a paper copy of the report:

Online:

Visit https://www.krest.reit/contact/ and use the online form to let us know you would like a paper copy of the report.

Telephone and Email:

Call 1-855-844-8655 toll free or email KKRPWPInvestorServices@kkr.com, and a KKR representative would be happy to mail you a copy of the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund toll free at 1-855-844-8655. You may also contact your intermediary or the Fund, as applicable, if you wish to change your election so that you receive reports electronically.

KKR Real Estate Select Trust Inc.

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219302

Kansas City, MO 64121-9302

Tel: (855) 844-8655 Fax: (833) 674-0748

Dear KREST Investors,

Thank you for your support of KKR Real Estate Select Trust Inc. (“KREST” or the “Fund”). During the first half of 2022, the Fund achieved several milestones, including reaching $1 billion in net asset value (“NAV”) in March 2022 within the first eight months of accepting third-party subscriptions, making it one of the fastest growing non-traded real estate investment trusts (“REIT”) to date. We also marked the Fund’s first anniversary of launching in May. Neither would have been possible without the tremendous support of shareholders and the positive reception we continue to observe to KREST’s differentiated structure and investment strategy.

KREST continued to build upon its attractive track record to deliver a net total return of 11.6%ii while generating a 4.9% annualized net distribution rateiii (Class I). The Fund scaled to $1.3 billion of NAV, well-diversified across its three complementary investment strategies - stabilized real estate, prime single tenant and real estate credit - as well as domestic and international markets in the first half of 2022. The Fund’s top quartile performance through the first half of 2022 is the result of this diversification within the portfolio as well as our continued focus on exposures to high-quality assets and markets with supportive fundamentals and attractive thematic drivers of long-term growth potential. Furthermore, we believe the Fund’s balanced and diversified portfolio of high-quality, income-oriented commercial real estate equity and credit continues to position it well to perform in the current market environment.

Key Highlights

  Attractive Performance[i]

11.6%

YTD Net Total Returnii

(Class I)

4.9%

Net Distribution Rateiii

(Class I)

21.8%

Annualized Net Total Return

Since Inceptioniv

(Class I)

Robust Portfolio

$1.3B

Net Asset Value

Individual Property

Investments

KREST’s objective is to provide investors with access to the potential benefits of income-oriented real estate equity and credit in a single fund. KREST utilizes its three complementary strategy pillars to create a well-balanced portfolio that seeks to provide access to tax-advantaged income, growth potential, downside protection and inflation hedging. KREST’s innovative structure as a 1940 Act REIT also is intended to offer attractive structural features such as a daily NAV and ticker, daily subscriptions, an incentive fee structure based on income only, reduced barriers to ownership, 1099 tax reporting, and quarterly liquidity. In addition, KKR’s meaningful investment in the Fund, which stands at $198 million as of June 30, 2022, creates a strong alignment of interest with investors.

As we reflect on the first half of 2022, we saw the advantage of many of these objectives materialize as KREST’s breadth of strategies and balanced portfolio construction allowed it to quickly pivot its focus towards the most attractive investment opportunities as market conditions evolved.

As inflation accelerated and the prospect of meaningful increases in interest rates materialized, the Fund leaned into floating rate real estate credit exposures, increasing the Fund’s exposure to real estate credit from 8% at year-end 2021 to 25% as of June 30, 2022. The new positions added are backed by high-quality real estate with high yields, floating rate pricing, offering a level of protection against rising rates and inflation, and downside protection in the form of structural seniority at attractive risk-adjusted pricing. KREST’s real estate credit strategy also includes a modest allocation to securities, cash and other short-term investments, held primarily for liquidity management purposes, which we expect will help support KREST’s share repurchase plan over time.v

KREST’s prime single tenant strategy delivered a highly visible and growing yield through these market conditions, given the combination of long-term leases to large investment grade tenants, low fixed-rate debt, and long-term leases with rent escalators. The long-term inflation protection benefit derived from the strategy’s fundamental exposure to well-located trophy real estate has also proved valuable through this period.

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	1

Finally, we have continued to diversify sector exposure within the Stabilized Real Estate allocation, increasing KREST’s exposure to residential real estate. As of June 30, 2022, KREST’s residential portfolio now consists of more than 1,700 units across markets with diversified economic drivers, supportive fundamentals, and attractive long-term growth prospects.

The current capital market and macroeconomic conditions reflect a distinct shift compared to 2021. KKR’s global macro and asset allocation teams have highlighted that recent market volatility reflects global central banks’ tightening, resulting in slowing economies that continue to wrestle with uneven supply chains, heightened geopolitical risks, and sticky inflation. While we believe commercial real estate is positioned to outperform other asset classes through a higher inflation and higher rate environment, it is not immune from ongoing volatility, especially over the short term. After a record year for asset appreciation in 2021, real estate equity markets have adjusted in 2022 to reflect higher financing costs, the expectation of lower growth rates, and increased risk premiums. Conversely, lenders have benefitted from the increase in spreads and higher base rates. These changes in market conditions and sentiment accelerated during the second quarter, resulting in an environment with lower transaction volumes and reduced visibility with respect to the near term outlook for property values.

Notwithstanding, fundamentals remain robust across most property types, and investors remain focused on cash-flowing, inflation-protected assets in light of the macroeconomic backdrop. We remain opportunistic about the global real estate opportunity set across equity and credit markets. While the bar for investing is incrementally higher, we believe high-quality, well-located assets benefitting from secular tailwinds are well-positioned.

We are incredibly proud of how KREST’s portfolio exemplifies the “One-KKR” approach that we believe provides KREST with a differentiated angle to source, underwrite and manage investments by leveraging the shared relationships, resources and thematic convictions of the KKR Real Estate Group and KKR as a whole, across investment businesses and KKR’s leading global macro team. We will continue to tactically leverage our integrated real estate debt and equity teams and KKR’s one-firm approach to scale KREST’s portfolio in high-quality assets. We believe that this will be particularly impactful as we look to navigate the current market environment.

We appreciate your continued trust and are excited to build upon KREST’s results as we expand our portfolio and seek to deliver high-quality and resilient tax-efficient income to investors.

Sincerely,

Ralph Rosenberg	Billy Butcher	Michael Whyte
Chairman of the Board	Chief Executive Officer & President	Chief Operating Officer

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	2

Portfolio Snapshot

Property Sectorvi,vii	Geographyvi	Investment Strategy

All figures as of June 30, 2022 based on market value. Percentages may not sum to 100% due to rounding

Select Investments

Stabilized Real Estate	Stabilized Real Estate	Real Estate Credit

Residential - Main Line Multi 4-Pack	Industrial - S. 500 Whitestown	American Copper HRR

Philadelphia, PA	Indianapolis, IN	New York, NY

●  Portfolio of four Class-A multifamily assets totaling 243 units with an average vintage of 2019

●  Assets are located in the Philadelphia, PA metropolitan service area (“MSA”) in a top national school district with access to major employment centers

	● 465k SF, 100%-leased asset located in the Indianapolis, IN industrial market ● State-of-the-art property is 100%-leased to two high quality 3PL tenants	● Investments in two classes of a floating-rate “Single Asset Single Borrower” (“SASB”) CMBS loan ● Secured by a pair of highly amenitized, 2018-vintage luxury multifamily towers in Manhattan

NOTES

All figures are approximate and as of June 30, 2022, unless otherwise indicated. The terms “we”, “us” and “our” refer to KREST with reference to portfolio and performance data. In all other instances, including with respect to current and forward-looking views and opinions of the market and KREST’s portfolio and performance positioning, as well as the experience of KREST’s management team, these terms refer to KREST’s adviser, KKR Registered Advisor LLC, which is part of the real estate group of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a leading global investment firm.

Certain information contained in this material constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	3

“estimates,” “anticipates”, “confident,” “conviction” or the negative versions of these words or other comparable words thereof. These may include KREST’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions, statements regarding future performance, and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. KREST believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or KREST’s prospectus and other filings). Except as otherwise required by federal securities laws, KREST undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

i Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted. Fund performance does not reflect the impact of any Fund borrowings.

ii YTD net return for Class U is 11.15% (no sales load) and 8.91% (with sales load). YTD net return for Class D is 5.77% and reflects inception through June 30, 2022. Class D inception date is March 4, 2022.

iii Net Distribution Rate reflects the annualized monthly dividend for June 2022 divided by the month-end NAV for the respective share class. KREST intends to make distributions necessary to maintain its qualification as a real estate investment trust. However, there is no assurance that we will pay distributions in any particular amount, if at all. Any distributions we make will be at the discretion of our board of directors. KREST may pay distributions from sources other than cash flow from operations, including without limitations, the sale of assets, borrowings, return of capital or offering proceeds. For the six months ended June 30, 2022, 100% of KREST’s distributions were funded through earnings. This statement is not an indication of the tax treatment of any KREST distributions. Stockholders will be informed of the tax characteristics of any distributions after the close of KREST’s fiscal year. As of June 30, 2022, the Class I net distribution rate is 4.86%, the Class U net distribution rate is 4.00%, and the Class D net distribution rate is 4.78%.

iv ITD Net Return reflects performance since inception through date indicated. Class I inception date is July 2, 2020; Class U inception date is June 30, 2021; Class D inception date is March 4, 2022.

v KREST may invest up to 20% of assets in securities, cash, cash-equivalents and other short-term investments. KREST expects, but is not obligated, to provide liquidity through tender offers, conducted quarterly, generally with a 5% of NAV cap on repurchases for any given period, at the Board’s sole discretion. KREST began conducting quarterly tender offers in January 2022. There may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by KREST at all.

vi Excludes real estate credit and equity investment deposits.

vii “Residential” includes multifamily and other types of rental housing such as single family rental properties. As of June 30, 2022, KREST’s allocation to multifamily and single family rental properties are 8% and 13%, respectively.

As of June 30, 2022, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	4

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable to the registrant.

(a)(4)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date August 26, 2022

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date August 26, 2022

* Print the name and title of each signing officer under his or her signature.